FINANCIALRESULTS 2Q10 July 15, 2010

F I N A N C I A L R E S U L T S 2Q10 Net income of $4.8B; EPS of $1.09; revenue1 of $25.6B Results include the following significant items: $ in millions, excluding EPS Net Income EPS Firmwide reduction to loan loss allowance $1,458 $0.36 U.K. bonus tax (550) (0.14) Quarterly profits up from prior year and prior quarter Solid performance across most businesses combined with reduced credit costs Retail Financial Services and Card Services net charge-offs and delinquencies improved from the prior quarter Strong balance sheet: Tier 1 Common2 at $108B or 9.6%; credit reserves at $36.7B; loan loss coverage ratio at 5.3%3 of total loans 1 See note 1 on slide 19 2 See note 3 on slide 19 3 See note 2 on slide 19 1

F I N A N C I A L R E S U L T S $ in millions, excluding EPS $ O/(U) 2Q10 1Q10 2Q09 Revenue (FTE)1 $25,613 ($2,559) ($2,096) Credit Costs1 3,363 (3,647) (6,332) Expense 14,631 (1,493) 1,111 Reported Net Income $4,795 $1,469 $2,074 Net Income Applicable to Common $4,363 $1,389 $3,291 Reported EPS $1.09 $0.35 $0.81 ROE2 12% 8% 6% ROE Net of GW2 17% 12% 10% ROTCE2,3 17% 12% 10% 1 Revenue is on a fully taxable-equivalent (FTE) basis. See note 1 on slide 19 2 Actual numbers for all periods, not over/under. Net income used to calculate the ratios for 2Q09 excludes the one-time, non-cash negative adjustment of $1.1B resulting from the repayment of TARP preferred capital 3 See note 4 on slide 19 2

Investment Bank

$ in millions		$ O/(U)	
	2Q10	1Q10	2Q09
Revenue	$6,332	($1,987)	($969)
Investment Banking Fees	1,405	(41)	(834)
Fixed Income Markets	3,563	(1,901)	(1,366)
Equity Markets	1,038	(424)	330
Credit Portfolio	326	379	901
Credit Costs	(325)	137	(1,196)
Expense	4,522	(316)	455
Net Income	$1,381	($1,090)	($90)
Key Statistics ($B)[1]			
Overhead Ratio	71%	58%	56%
Comp/Revenue[2]	37%	35%	37%
EOP Loans	$57.3	$56.6	$71.3
Allowance for Loan Losses	$2.1	$2.6	$5.1
NPLs	$2.3	$2.7	$3.5
Net Charge-off Rate[3]	0.21%	4.83%	2.55%
ALL / Loans[3]	3.98%	4.91%	7.91%
ROE[4]	14%	25%	18%
VAR ($mm)[5]	$90	$82	$178
EOP Equity	$40.0	$40.0	$33.0

[1] Actual numbers for all periods, not over/under
[2] Excludes payroll tax expense related to the U.K. Bonus Payroll Tax on certain bonuses awarded between 12/9/2009, and 4/5/2010, to employees operating in the U.K.
[3] Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off rate
[4] Calculated based on average equity; 2Q10, 1Q10 and 2Q09 average equity was $40B, $40B, and $33B, respectively
[5] Average Trading and Credit Portfolio VAR at 95% confidence interval

- Net income of $1.4B on revenue of $6.3B
  - ROE of 14%
- IB fees of $1.4B down 37% YoY
  - Ranked #1 YTD in Global Investment Banking Fees
- Fixed Income Markets revenue of $3.6B down 28% YoY, reflecting lower results in Credit Markets, Rates and Commodities
- Equity Markets revenue of $1.0B reflecting solid client revenue
- Credit Portfolio revenue of $326mm primarily reflecting net interest income and fees on retained loans
- Credit costs benefit of $325mm reflected a reduction in allowance largely related to net repayments and loan sales
- Expense of $4.5B includes the impact of the U.K. bonus tax

FINANCIAL RESULTS
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JPMorgan Chase & Co.

Retail Financial Services — drivers

Retail Banking ($ in billions)

	2Q10	1Q10	2Q09
Key Statistics			
Average Deposits	$337.8	$333.9	$348.1
Deposit Margin	3.05%	3.02%	2.92%
Checking Accts (mm)	26.4	25.8	25.3
# of Branches	5,159	5,155	5,203
# of ATMs	15,654	15,549	14,144
Investment Sales ($mm)	$5,756	$5,956	$5,292
Business Banking Originations	$1.2	$0.9	$0.6
Avg Business Banking Loans	$16.7	$16.9	$18.0

- Average deposits of $337.8B down 3% YoY and up 1% QoQ:
  - YoY decline largely due to the maturation of high rate WaMu CDs
  - Deposit margin expansion YoY and QoQ reflects disciplined pricing strategy and a portfolio shift to wider spread deposit products
- Branch production statistics:
  - Checking accounts up 4% YoY and 2% QoQ
  - Credit card sales down 8% YoY and up 12% QoQ
  - Mortgage originations up 43% YoY and 27% QoQ
  - Investment sales up 9% YoY and down 3% QoQ
- Business Banking originations up 100% YoY and 33% QoQ

Mortgage Banking & Other Consumer Lending ($ in billions)

	2Q10	1Q10	2Q09
Key Statistics			
Mortgage Loan Originations	$32.2	$31.7	$41.1
3rd Party Mortgage Loans Svc'd	$1,055	$1,075	$1,118
Auto Originations	$5.8	$6.3	$5.3
Avg Loans	$77.8	$77.8	$68.3
Auto	$47.5	$46.9	$43.1
Mortgage[1]	$13.6	$12.5	$8.4
Other Consumer Lending	$16.7	$18.4	$16.8

- Total Mortgage Banking & Other Consumer Lending originations of $38.1B:
  - Mortgage loan originations down 22% YoY and up 2% QoQ
  - Auto originations up 9% YoY and down 8% QoQ:
    - Increase YoY driven by market share gains in Prime segments and new manufacturing relationships
- 3rd party mortgage loans serviced down 6% YoY and 2% QoQ

Real Estate Portfolios ($ in billions)

	2Q10	1Q10	2Q09
Key Statistics			
ALL / Loans (excl. credit-impaired)	7.01%	6.76%	5.31%
Avg Home Equity Loans Owned[2]	$122.0	$125.7	$138.1
Avg Mortgage Loans Owned[2]	$119.7	$124.4	$136.8

- Average loans declined 12% YoY and 3% QoQ reflecting run-off in the portfolios

[1] Predominantly represents loans repurchased from Government National Mortgage Associated (GNMA) pools, which are insured by U.S. government agencies
[2] Includes purchased credit-impaired loans acquired as part of the WaMu transaction

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Retail Financial Services

$ in millions

	2Q10	$ O/(U) 1Q10	$ O/(U) 2Q09
Retail Financial Services			
Net income	$1,042	$1,173	$1,027
ROE[1,2]	15%	(2)%	-
EOP Equity ($B)[1]	$28	$28	$25
Retail Banking			
Net Interest Income	2,712	77	(7)
Noninterest Revenue	1,684	(18)	(119)
Total Revenue	$4,396	$59	($126)
Credit Costs	168	(23)	(193)
Expense	2,633	56	76
Net Income	$914	$16	($56)
Mortgage Banking & Other Consumer Lending			
Net Interest Income	792	(101)	71
Noninterest Revenue	1,256	238	122
Total Revenue	$2,048	$137	$193
Credit Costs	175	(42)	(191)
Expense	1,243	(3)	138
Net Income	$364	$107	$129
RFS Net Income Excl. Real Estate Portfolios	$1,278	$123	$73
ROE[1,3]	28%	26%	32%
Real Estate Portfolios			
Net Interest Income	1,313	(183)	(277)
Noninterest Revenue	52	20	49
Total Revenue	$1,365	($163)	($228)
Credit Costs	1,372	(1,953)	(1,747)
Expense	405	(14)	(12)
Net Income	($236)	$1,050	$954

[1] Actual numbers for all periods, not over/under
[2] Calculated based on average equity; average equity for 2Q10, 1Q10 and 2Q09 was $28B, $28B and $25B, respectively
[3] Calculated based on average equity; average equity for 2Q10, 1Q10 and 2Q09 was $18.3B, $18.3B and $15.2B, respectively

- Retail Financial Services net income of $1.0B compared with $15mm in the prior year
- Retail Banking net income of $914mm down 6% YoY:
  - Total revenue of $4.4B down 3% YoY driven by declining deposit-related fees and lower deposit balances, largely offset by a shift to wider-spread deposit products and higher debit card income
  - Credit costs of $168mm reflect the absence of an addition to the allowance for loan losses and lower net charge-offs
  - Expense up 3% YoY resulting from sales force increases
- Mortgage Banking & Other Consumer Lending net income of $364mm up 55% YoY:
  - Total revenue of $2.0B, up 10% YoY, reflecting higher net mortgage servicing revenue and higher auto loan and lease balances, largely offset by higher repurchase losses
  - Credit costs of $175mm reflect the absence of an addition to the allowance for loan losses and lower net charge-offs
  - Expense up 12% YoY reflecting higher default-related expense
- Real Estate Portfolios net loss of $236mm compared with a net loss of $1.2B in the prior year
  - Credit costs of $1.4B reflect improved delinquency trends and reduced net charge-offs
  - Expense down 3% YoY reflecting lower foreclosed asset expense

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Home Lending update

Key statistics[1]

	2Q10	1Q10	2Q09
EOP owned portfolio ($B)			
Home Equity	$94.8	$97.7	$108.2
Prime Mortgage[2]	57.8	60.5	62.1
Subprime Mortgage	12.6	13.2	13.8
Net charge-offs ($mm)			
Home Equity	$796	$1,126	$1,265
Prime Mortgage[3]	264	459	481
Subprime Mortgage	282	457	410
Net charge-off rate			
Home Equity	3.32%	4.59%	4.61%
Prime Mortgage	1.79%	3.10%	3.07%
Subprime Mortgage	8.63%	13.43%	11.50%
Nonperforming loans ($mm)			
Home Equity	$1,211	$1,427	$1,487
Prime Mortgage[3]	4,594	4,527	3,474
Subprime Mortgage	3,115	3,331	2,773

[1] Excludes 2Q10 EOP home equity, prime mortgage and subprime mortgage purchased credit-impaired loans of $25.5B, $18.5B and $5.6B, respectively, acquired as part of the WaMu transaction

[2] Ending balances include all noncredit-impaired prime mortgage balances held by Retail Financial Services, including $12.0B of loans repurchased from GNMA pools that are insured by U.S. government agencies. These loans are included in Mortgage Banking & Other Consumer Lending

[3] Net charge-offs and nonperforming loans exclude loans repurchased from GNMA pools that are insured by U.S. government agencies

Overall commentary

- Losses in 2Q are down QoQ resulting from the improvement in delinquencies through 1Q and moderating loss severities
- It is not clear whether we will see continuing improvements from here

Outlook

- At the current rate of delinquency and loss severity, quarterly losses could be:
  - $1B for Home Equity
  - $0.4B for Prime Mortgage
  - $0.4B for Subprime Mortgage

Purchased credit-impaired loans

- Total purchased credit-impaired portfolio divided into separate pools for impairment analysis
- No increase in the allowance for loan losses during the quarter

FINANCIAL RESULTS

6

JPMorgan Chase & Co.

Card Services[1]

$ in millions			
		$ O/(U)	
	2Q10	1Q10	2Q09
Revenue	$4,217	($230)	($651)
Credit Costs	2,221	(1,291)	(2,382)
Expense	1,436	34	103
Net Income	$343	$646	$1,015
Key Statistics Incl. WaMu ($B)[2]			
ROO (pretax)	1.54%	(1.22)%	(2.46)%
ROE[3]	9%	(8)%	(18)%
EOP Equity	$15.0	$15.0	$15.0
Key Statistics Excl. WaMu ($B)[2]			
Avg Outstandings	$129.8	$137.2	$149.7
EOP Outstandings	$127.4	$132.1	$148.4
Sales Volume	$75.4	$66.9	$69.8
New Accts Opened (mm)	2.7	2.5	2.4
Net Interest Margin	8.47%	8.86%	8.63%
Net Charge-Off Rate	9.02%	10.54%	8.97%
30+ Day Delinquency Rate	4.48%	4.99%	5.27%

[1] See note 1 on slide 19
[2] Actual numbers for all periods, not over/under
[3] Calculated based on average equity; 2Q10, 1Q10 and 2Q09 average equity was $15B

- Net income of $343mm compared with a net loss of $672mm in the prior year
- Credit costs of $2.2B include a reduction of $1.5B to the allowance for loan losses, reflecting a lower level of net charge-offs and lower estimated losses
  - Net charge-off rate (excluding the WaMu portfolio) of 9.02% down from 10.54% in 1Q10 and up from 8.97% in 2Q09
- End-of-period outstandings (excluding the WaMu portfolio) of $127.4B down 14% YoY and 4% QoQ
- Sales volume (excluding the WaMu portfolio) of $75.4B up 8% YoY and 13% QoQ
- Revenue of $4.2B down 13% YoY and 5% QoQ
  - Revenue (excluding the WaMu portfolio) down 5% YoY and 4% QoQ
- Net interest margin (excluding the WaMu portfolio) of 8.47% down from 8.86% in 1Q10 and 8.63% in 2Q09

FINANCIAL RESULTS

7

JPMorgan Chase & Co.

Commercial Banking[1]

$ in millions		$ O/(U)	
	2Q10	1Q10	2Q09
Revenue	$1,486	$70	$33
Middle Market Banking	767	21	(5)
Commercial Term Lending	237	8	13
Mid-Corporate Banking	285	22	(20)
Real Estate Banking	125	25	5
Other	72	(6)	40
Credit Costs	(235)	(449)	(547)
Expense	542	3	7
Net Income	$693	$303	$325
Key Statistics ($B)[2]			
Avg Loans & Leases	$95.9	$96.6	$109.0
EOP Loans & Leases	$95.5	$95.7	$105.9
Avg Liability Balances[3]	$136.8	$133.1	$105.8
Allowance for Loan Losses	$2.7	$3.0	$3.0
NPLs	$3.1	$3.0	$2.1
Net Charge-Off Rate[4]	0.74%	0.96%	0.67%
ALL / Loans[4]	2.82%	3.15%	2.87%
ROE[5]	35%	20%	18%
Overhead Ratio	36%	38%	37%
EOP Equity	$8.0	$8.0	$8.0

[1] See note 1 on slide 19
[2] Actual numbers for all periods, not over/under
[3] Includes deposits and deposits swept to on-balance sheet liabilities
[4] Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off rate
[5] Calculated based on average equity; 2Q10, 1Q10 and 2Q09 average equity was $8B

- Net income of $693mm up 88% YoY
- Average loan balances down 12% YoY and 1% QoQ due to continued low client demand
- Average liability balances of $136.8B up 29% YoY
- Revenue of $1.5B up 2% YoY
- Credit costs were a benefit of $235mm
  - Reduction of $413mm to the allowance for credit losses mainly due to refinements to credit loss estimates and improvement in credit quality in the commercial and industrial portfolio
  - Net charge-offs of $176mm, down 3% YoY
- Expense relatively flat YoY; overhead ratio of 36%

FINANCIAL RESULTS

8

JPMORGAN CHASE & CO.

$ in millions $ O/(U) 2Q10 1Q10 2Q09 Net income of $292mm down 23% YoY and up 5% QoQ Pretax margin of 25% QoQ increase due to seasonal activity in Revenue $1,881 $125 ($19) Worldwide Securities Services 955 81 (11) Treasury Services 926 44 (8) Expense 1,399 74 111 Net Income $292 $13 ($87) Key Statistics 1 Avg Liability Balances ($B)2 $246.7 $247.9 $234.2 Assets under Custody ($T) $14.9 $15.3 $13.7 Pretax Margin 25% 25% 31% ROE3 18% 17% 30% TSS Firmwide Revenue $2,608 $2,450 $2,642 TS Firmwide Revenue $1,653 $1,576 $1,676 TSS Firmwide Avg Liab Bal ($B)2 $383.5 $381.0 $340.0 EOP Equity ($B) $6.5 $6.5 $5.0 securities lending and depositary receipts Liability balances up 5% YoY Assets under custody up 8% YoY Revenue of $1.9B down 1% YoY WSS revenue of $955mm relatively flat YoY TS revenue of $926mm relatively flat YoY Expense up 9% YoY driven by ongoing investment primarily related to international expansion F I N A N C I A L R E S U L T S 1 Actual numbers for all periods, not over/under 2 Includes deposits and deposits swept to on-balance sheet liabilities 3 Calculated based on average equity; 2Q10, 1Q10, and 2Q09 average equity was $6.5B, $6.5B, and $5.0B respectively 9

Asset Management

$ in millions		$ O/(U)	
	2Q10	1Q10	2Q09
Revenue	$2,068	($63)	$86
Private Bank	695	(3)	55
Retail	482	67	71
Institutional	433	(133)	(54)
Private Wealth Management	348	5	14
JPMorgan Securities	110	1	-
Credit Costs	5	(30)	(54)
Expense	1,405	(37)	51
Net Income	$391	($1)	$39
Key Statistics ($B)[1]			
Assets under Management	$1,161	$1,219	$1,171
Assets under Supervision	$1,640	$1,707	$1,543
Average Loans	$37.4	$36.6	$34.3
EOP Loans	$38.7	$37.1	$35.5
Average Deposits	$86.5	$80.7	$75.4
Pretax Margin	32%	31%	29%
ROE[2]	24%	24%	20%
EOP Equity	$6.5	$6.5	$7.0

[1] Actual numbers for all periods, not over/under
[2] Calculated based on average equity; 2Q10, 1Q10 and 2Q09 average equity was $6.5B, $6.5B and $7.0B, respectively

- Net income of $391mm up 11% YoY
  - Pretax margin of 32%
- Revenue of $2.1B up 4% YoY due to the effect of higher market levels, net inflows to products with higher margins and higher performance fees partially offset by lower quarterly valuations of seed capital investments
- Assets under management of $1.2T down 1% YoY
  - Outflows in liquidity products of $29B and $126B for the quarter and 12 months ended June 30, 2010 were offset by long-term inflows of $13B and $80B for the same periods
- Good global investment performance
  - 78% of mutual fund AUM ranked in the first or second quartiles over past five years; 67% over past three years; 58% over one year
- Expense up 4% YoY due to higher headcount

FINANCIAL RESULTS

10

JPMORGAN CHASE & CO.

Net Income ($ in millions) $ O/(U) 2Q10 1Q10 2Q09 Private Equity Private Equity gains of $75mm Private Equity portfolio of $8.1B (6.6% of Private Equity $11 ($44) $38 Corporate 642 469 (193) Net Income $653 $425 ($155) shareholders’ equity less goodwill) Corporate Investment portfolio benefit of $0.9B in noninterest revenue due to securities gains Benefit of higher investment portfolio net interest income Noninterest expense of $1.0B up from $0.8B in 2Q09 largely due to higher litigation expense F I N A N C I A L R E S U L T S 11

$ in billions 2Q10 1Q10 2Q09 F I N A N C I A L R E S U L T S Tier 1 Capital1,2 $137 $131 $122 Tier 1 Common Capital1,3 $108 $104 $97 Risk-Weighted Assets1 $1,131 $1,147 $1,260 Total Assets $2,014 $2,136 $2,027 Tier 1 Capital Ratio1,2 12.1% 11.5% 9.7% Tier 1 Common Ratio1,3 9.6% 9.1% 7.7% Firmwide total credit reserves of $36.7B; loan loss coverage ratio of 5.34%4 Strong and growing capital base has enabled us to buy back over $500mm of stock to date and we may continue to do so opportunistically 1 Estimated for 2Q10 2 Excluding TRUPs of $21B, estimated Tier 1 Capital and Tier 1 Capital Ratio for 2Q10 would be $116B and 10.3%, respectively 3 See note 3 on slide 19 4 See note 2 on slide 19 Note: Firmwide Level 3 assets are expected to be 6% of total firm assets at June 30, 2010 12

Outlook

Retail Financial Services

- Home Lending loss guidance:
  - Prior quarter loss guidance — Quarterly losses could reach:
    - $1.4B for Home Equity
    - $0.6B for Prime Mortgage
    - $0.5B for Subprime Mortgage
  - At the current rate of delinquency and loss severity, quarterly losses could be:
    - $1B for Home Equity
    - $0.4B for Prime Mortgage
    - $0.4B for Subprime Mortgage
- NSF/OD policy changes:
  - Net income impact previously estimated to be $500mm +/-; now $700mm +/-
  - 50% of run rate already included in current results

Card Services

- Estimated full-year average outstandings expected to decline 15%+/- in 2010, possibly to an average of $140B+/- by the end of 4Q10, due to WaMu portfolio run-off and lower yielding promotional balances
- Chase and WaMu credit losses expected to continue to improve
  - Chase losses of approximately 8.50%+/- in 3Q10 vs. 9.02% in 2Q10
- Total net income impact of the CARD Act, including recent legislative reasonable and proportional fee changes, is $750mm+/-
  - 25% of run-rate already included in current results

Corporate/Private Equity

- Corporate quarterly net income expected to decline to $300mm+/-, subject to the size and duration of the investment securities portfolio

FINANCIAL RESULTS

13

JPMorgan Chase & Co.

F I N A N C I A L R E S U L T S We recognize there are many positive aspects of pending regulation Higher capital and liquidity requirements Resolution authority Systemic risk oversight We also recognize that there are challenges Many uncertainties (hundreds of rules to be written) A need for global coordination Unknown consequences to our businesses and clients Regulatory reform will have a significant impact on many of our businesses We are concerned about the potential impact to our clients Financial impact difficult to estimate with certainty today — Will be phased in over time — Affected by client behavior — Mitigated through changes to business models, repricing of products and services and potential capital release But for JPMorgan Chase . . . Revenue and earnings predominantly generated by client-focused businesses, not proprietary businesses Have always maintained clear separation between fiduciary and trading businesses Always had conservative balance sheet and strong capital Strong fundamentals and diversified earnings base Committed to implementing regulation in a way that protects our customers and the competitiveness of the U.S. financial system We have hundreds of work streams focused on analysis and implementation of regulation to ensure we can seamlessly serve clients and manage risk We will provide further information as we have more clarity on the final rules and the potential impact 14

F I N A N C I A L R E S U L T S Page Appendix 15 15

Consumer credit — delinquency trends Excluding purchased credit-impaired loans Home Equity delinquency trend ($mm) Prime Mortgage delinquency trend ($mm) $4,000 $3,000 30+ day delinquencies 150+ day delinquencies 30 — 150 day delinquencies $6,500 $5,200 30+ day delinquencies 150+ day delinquencies 30 — 150 day delinquencies $2,000 $3,900 $2,600 $1,000 $1,300 $0 Mar-08 Aug-08 Jan-09 Jul-09 Dec-09 Jun-10 $0 Mar-08 Aug-08 Jan-09 Jul-09 Dec-09 Jun-10 Subprime Mortgage delinquency trend ($mm) Card Services delinquency trend1,2 — Excl. WaMu ($mm) $5,000 $4,000 30+ day delinquencies 150+ day delinquencies 30 — 150 day delinquencies $8,500 $7,200 30+ day delinquencies 30-89 day delinquencies $3,000 $5,900 $2,000 $4,600 $1,000 $3,300 $0 Mar-08 Aug-08 Jan-09 Jul-09 Dec-09 Jun-10 $2,000 Mar-08 Aug-08 Jan-09 Jul-09 Dec-09 Jun-10 A PPE NDIX Note: Delinquencies prior to September 2008 are heritage Chase Prime Mortgage excludes held-for-sale, Asset Management and Government Insured loans 1 See note 1 on slide 19 2 “Payment holiday” in 2Q09 impacted 30+ day and 30-89 day delinquency trends in 3Q09 16

($ in millions) Loan Loss Reserve/Total Loans1 6.00% Loan Loss Reserve Nonperforming Loans Loan Loss Reserve/NPLs1 500% 5.00% 4.00% 29,072 30,633 31,602 38,186 35,836 400% 300% 3.00% 2.00% 13,246 19,052 23,164 27,381 14,785 17,767 17,564 17,050 16,179 200% 100% 1.00% 5,273 6,933 8,953 11,401 0% 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Peer comparison Consum er 2Q 10 1Q 10 JPM1 JPM1 Peer Avg.2 $35.8B of loan loss reserves in 2Q10, up ~$22.6B from $13.2B two years ago; loan loss coverage ratio of 5.34%1 A PPE NDIX LLR/Total Loans 6.88% 7.05% 5.71% LLR/N PLs 265% 272% 179% W holesale LLR/Total Loans 2.42% 2.83% 3.09% LLR/N PLs 97% 101% 63% Firm w ide LLR/Total Loans 5.34% 5.64% 4.89% LLR/N PLs 209% 212% 129% 1 See note 2 on slide 19 2 Peer average reflects equivalent metrics for key competitors. Peers are defined as C, BAC 17 and WFC 3 See note 1 on slide 19 $7.5B (pretax) addition in allowance for loan losses predominantly related to the consolidation of credit card receivables in 1Q103 Strong coverage ratios compared to peers

IB League Tables

League table results

	YTD Jun 2010		2009	
	Rank	Share	Rank	Share
Based on fees:				
Global IB fees[1]	#1	7.9%	#1	9.0%
Based on volumes:				
Global Debt, Equity & Equity-related	#1	7.4%	#1	8.8%
US Debt, Equity & Equity-related	#1	11.9%	#1	14.8%
Global Equity & Equity-related[2]	#1	8.1%	#1	11.6%
US Equity & Equity-related	#1	15.8%	#2	15.6%
Global Long-term Debt[3]	#2	7.3%	#1	8.4%
US Long-term Debt[3]	#2	11.1%	#1	14.1%
Global M&A Announced[4]	#4	14.2%	#3	23.9%
US M&A Announced[4,5]	#3	21.7%	#2	35.8%
Global Loan Syndications	#1	9.6%	#1	8.1%
US Loan Syndications	#2	21.2%	#1	21.8%

Source: Dealogic
[1] Global IB fees exclude money market, short term debt and shelf deals
[2] Equity & Equity-related include rights offerings and Chinese A-Shares
[3] Long-term Debt tables include investment grade, high yield, ABS, MBS, covered bonds, supranational, sovereign and agency issuance; exclude money market, short term debt and U.S. municipal securities
[4] Global announced M&A is based upon value at announcement; all other rankings are based upon proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%. Rankings reflect the removal of any withdrawn transactions
[5] US M&A represents any US involvement ranking
Note: Rankings for 6/30/2010 run as of 07/01/2010; 2009 represents Full Year

- For YTD June 30, 2010, JPM ranked:
  - #1 in Global IB fees
  - #1 in Global Debt, Equity & Equity-related
  - #1 in Global Equity & Equity-related
  - #1 in Global Loan Syndications
  - #2 in Global Long-term Debt
  - #4 in Global M&A Announced

APPENDIX

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JPMORGAN CHASE & CO.

A PPE NDIX 1. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a FTE basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. Prior to January 1, 2010, the Firm’s managed-basis presentation also included certain reclassification adjustments that assumed credit card loans securitized by CS remained on the balance sheet. Effective January 1, 2010, the Firm adopted new accounting guidance that amended the accounting for the transfer of financial assets and the consolidation of VIEs. Additionally, the new guidance required the Firm to consolidate its Firm-sponsored credit card securitizations trusts. The income, expense and credit costs associated with these securitization activities are now recorded in the 2010 Consolidated Statements of Income in the same classifications that were previously used to report such items on a managed basis. As a result of the consolidation of the credit card securitization trusts, reported and managed basis relating to credit card securitizations are comparable for periods beginning after January 1, 2010. The presentation in 2009 of CS results on a managed basis assumed that credit card loans that had been securitized and sold in accordance with U.S. GAAP remained on the Consolidated Balance Sheets, and that the earnings on the securitized loans were classified in the same manner as the earnings on retained loans recorded on the Consolidated Balance Sheets. JPMorgan Chase used the concept of managed basis to evaluate the credit performance and overall financial performance of the entire managed credit card portfolio. Operations were funded and decisions were made about allocating resources, such as employees and capital, based on managed financial information. In addition, the same underwriting standards and ongoing risk monitoring are used for both loans on the Consolidated Balance Sheets and securitized loans. Although securitizations result in the sale of credit card receivables to a trust, JPMorgan Chase retains the ongoing customer relationships, as the customers may continue to use their credit cards; accordingly, the customer’s credit performance affects both the securitized loans and the loans retained on the Consolidated Balance Sheets. JPMorgan Chase believed that this managed-basis information was useful to investors, as it enabled them to understand both the credit risks associated with the loans reported on the Consolidated Balance Sheets and the Firm’s retained interests in securitized loans 2. The ratio for the allowance for loan losses to end-of-period loans excludes the following: loans accounted for at fair value and loans held-for-sale; purchased credit- impaired loans; the allowance for loan losses related to purchased credit-impaired loans; and, loans from the Washington Mutual Master Trust, which were consolidated on the firm’s balance sheet at fair value during the second quarter of 2009. Additionally, Real Estate Portfolios net charge-off rates exclude the impact of purchased credit-impaired loans. The allowance for loan losses related to the purchased credit-impaired portfolio was $2.8 billion, $2.8 billion, $1.6 billion and $1.1 billion at June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively. No allowance for loan losses was recorded at or for any period prior to, June 30, 2009 related to these loans. 3. Tier 1 Common Capital (“Tier 1 Common”) is defined as Tier 1 capital less elements of capital not in the form of common equity — such as qualifying perpetual preferred stock, qualifying noncontrolling interest in subsidiaries and qualifying trust preferred capital debt securities. Tier 1 Common, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies. The Firm uses Tier 1 Common along with the other capital measures to assess and monitor its capital position. 4. Tangible Common Equity (“TCE”) is calculated, for all purposes, as common stockholders equity (i.e., total stockholders’ equity less preferred stock) less identifiable intangible assets (other than MSRs) and goodwill, net of related deferred tax liabilities. Return on tangible common equity, a non-GAAP financial ratio, measures the Firm’s earnings as a percentage of TCE, and is in management’s view a meaningful measure to assess the Firm’s use of equity. The TCE measures used in this presentation are not necessarily comparable to similarly titled measures provided by other firms due to differences in calculation methodologies. 5. Headcount-related expense includes salary and benefits (excluding performance-based incentives), and other noncompensation costs related to employees. 19

A PPE NDIX This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase’s Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase’s website ( www.jpmorganchase.com ) and on the Securities and Exchange Commission’s website ( www.sec.gov ). JPMorgan Chase does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.
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